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EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        The certification set forth below is being submitted in connection with the Annual Report on Form 10-K of Mueller Group, Inc. (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

        I, Thomas E. Fish, the Interim Chief Financial Officer of Mueller Group, Inc., certify that, to the best of my knowledge:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mueller Group, Inc.

Date: March 31, 2005	By:	/s/ THOMAS E. FISH Thomas E. Fish Interim Chief Financial Officer

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002